Deconsolidation of VIE	12 Months Ended
Dec. 31, 2025
Deconsolidation of VIE [Abstract]
Deconsolidation of VIE

Note 5 – Deconsolidation of VIE

On October 20, 2025, the Company, Jiangsu Yanggu, Nanjing Rongke, Nanjing Yanqing, Nanjing Yanyu and shareholders of Jiangsu Yanggu entered into an VIE Termination Agreement. Pursuant to the VIE Termination Agreement, the parties agreed: (i) Jiangsu Yanggu will transfer all the equity interests of Nanjing Yanqing and Nanjing Yanyu to WOFE for RMB 0 (the “Equity Transfer”) and (ii) all VIE-related agreements, namely the Technical Consultation and Service Agreement, the Equity Pledge Agreement, as amended, the Equity Option Agreement, as amended and the Voting Rights Proxy and Financial Supporting Agreements, shall be immediately terminated, with all rights and obligations permanently extinguished, effective from the date of Equity Transfer which is the date of completion of business registration change for such Equity Transfer (the “Termination”). On November 11, 2025, Jiangsu Yanggu completed the Equity Transfer of 100% ownership of Nanjing Yanyu and Nanjing Yanqing to WOFE. Upon completion of the Equity Transfer and the Termination, the Company owns the equity interests in its operating entities in China through direct ownership instead of through the VIE structure.

As of the effective from the date of Equity Transfer and the Termination, the net assets of Jiangsu Yanggu were negative RMB 450,000. Since the shareholders of Jiangsu Yanggu did not require WFOE to provide compensation, the Company recognized a gain on the VIE deconsolidation of RMB 450,000 (approximately USD 63,000). Since the disposal did not represent any strategic change of the Company’s operation, the disposal was not presented as discontinued operations.

December 31,
2025
Total current assets	$20,754,013

Total other assets	527,722

Total assets	21,281,735

Total current liabilities	(21,344,791)

Total gain on VIE deconsolidation	$63,056